MAA	August 4, 2011	Supplemental Data S-1

COMMUNITY STATISTICS Dollars in thousands except Average Effective Rent

					Average Effective
	As of June 30, 2011				Rent for the
			Percent to		Three Months
		Gross	Total of	Physical	Ended
	Units	Real Assets	Gross Assets	Occupancy	Jun 30, 2011

Dallas, TX	4,711	$314,925	9.4%	95.5%	$747.92
Jacksonville, FL	3,950	$275,003	8.2%	96.5%	$705.19
Houston, TX	3,503	$254,585	7.6%	96.0%	$796.95
Atlanta, GA	3,253	$257,162	7.7%	97.0%	$763.34
Nashville, TN	2,479	$191,105	5.7%	96.3%	$787.27
Austin, TX	2,255	$164,329	4.9%	95.7%	$816.17
Tampa, FL	1,784	$127,069	3.8%	97.1%	$879.81
Raleigh/Durham, NC	1,341	$124,578	3.7%	97.5%	$784.85
Phoenix, AZ	1,024	$117,095	3.5%	92.6%	$734.98
South Florida	480	$55,016	1.7%	96.3%	$1,305.79
Orlando, FL	288	$15,310	0.5%	96.9%	$719.21
Large Markets	25,068	$1,896,177	56.7%	96.2%	$781.26

Memphis, TN	3,581	$197,290	5.9%	97.6%	$713.19
Columbus, GA	1,509	$82,198	2.5%	96.0%	$725.52
Greenville, SC	1,396	$73,253	2.2%	96.2%	$621.33
Jackson, MS	1,241	$63,551	1.9%	97.2%	$744.94
Lexington, KY	924	$62,158	1.9%	97.7%	$716.21
Little Rock, AR	808	$45,901	1.4%	97.3%	$706.30
Savannah, GA	782	$71,955	2.2%	96.0%	$625.03
San Antonio, TX	740	$60,293	1.8%	96.8%	$838.78
All Other Secondary	11,423	$688,569	20.7%	96.1%	$706.32
Secondary Markets	22,404	$1,345,168	40.5%	96.5%	$707.50

Subtotal	47,472	$3,241,345	97.2%	96.3%	$746.45

Development and Lease-up Properties	717	$92,548	2.8%	91.2%	$1,095.56

Total Portfolio	48,189	$3,333,893	100.0%	96.3%	$751.64

NUMBER OF APARTMENT UNITS

	2011		2010
	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30

100% Owned Properties	45,928	44,689	44,349	44,130	43,063
Properties in Joint Ventures	2,261	2,261	1,961	1,711	1,399
Total Portfolio	48,189	46,950	46,310	45,841	44,462

MAA	August 4, 2011	Supplemental Data S-2

DEVELOPMENT COMMUNITIES Dollars in thousands

UNITS
	Total	As of June 30, 2011
	Development	Units	Units
	Units	Completed	Occupied
1225 South Church Phase II	210	-	-
Cool Springs	428	-	-
Ridge at Chenal Valley	312	-	-
	950	-	-

TIMELINE
	Construction		Initial	Expected
	Start	Finish	Occupancy	Stabilization
1225 South Church Phase II	2Q11	4Q12	2Q12	3Q13
Cool Springs	4Q10	2Q12	4Q11	1Q13
Ridge at Chenal Valley	2Q11	4Q12	1Q12	2Q13

EXPENDITURES
	Current	Estimated	Current
	Estimated	Cost	Cost
	Cost	per Unit	to Date
1225 South Church Phase II	$26,400	$126	$5,642
Cool Springs	54,100	126	18,262
Ridge at Chenal Valley	28,600	92	3,766
	$109,100	$115	$27,670

Total development units are not included in total portfolio units until the first units of the development are completed.

COMMUNITIES IN LEASE-UP

		Physical
	Total	Occupancy at	Expected
	Units	Jun 30, 2011	Stabilization
1225 South Church Phase I	196	96.9%	3Q11
Hue	208	81.7%	4Q11
Times Square at Craig Ranch	313	93.9%	3Q11
	717	91.2%

MAA	August 4, 2011	Supplemental Data S-3

SAME STORE WITH BULK CABLE NETTED IN REVENUES

Dollars in thousands		Three Months Ended June 30,			Six Months Ended June 30,
				Percent			Percent
		2011	2010	Change	2011	2010	Change
Revenues
Operating		$95,041	$92,269	3.0%	$188,778	$183,137	3.1%
Straight-line adjustment (1)		(220)	(922)		(349)	(917)
Total Same Store		$94,821	$91,347	3.8%	$188,429	$182,220	3.4%

Expense		$39,240	$38,143	2.9%	$77,019	$75,779	1.6%

NOI
Operating		$55,801	$54,126	3.1%	$111,759	$107,358	4.1%
Straight-line adjustment (1)		(220)	(922)		(349)	(917)
Total Same Store		$55,581	$53,204	4.5%	$111,410	$106,441	4.7%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	3.2%	3.0%			3.1%	1.5%	1.4%
Total Same Store	3.0%	3.8%			3.4%	1.2%	1.3%
Expense	0.4%	2.9%			1.6%	-0.8%	3.9%
NOI
Operating	5.1%	3.1%			4.1%	3.1%	-0.3%
Total Same Store	4.9%	4.5%			4.7%	2.7%	-0.4%
(1) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

SAME STORE

Dollars in thousands		Three Months Ended June 30,			Six Months Ended June 30,
				Percent			Percent
		2011	2010	Change	2011	2010	Change
Revenues
Operating		$97,575	$94,282	3.5%	$193,845	$186,698	3.8%
Straight-line adjustment (2)		(220)	(922)		(349)	(917)
Total Same Store		$97,355	$93,360	4.3%	$193,496	$185,781	4.2%

Expense		$41,774	$40,157	4.0%	$82,086	$79,340	3.5%

NOI
Operating		$55,801	$54,125	3.1%	$111,759	$107,358	4.1%
Straight-line adjustment (2)		(220)	(922)		(349)	(917)
Total Same Store		$55,581	$53,203	4.5%	$111,410	$106,441	4.7%

	Percent Change from Prior Year					Percent Change from Prior Quarter
	1Q11	2Q11	3Q11	4Q11	YTD	1Q11	2Q11	3Q11	4Q11
Revenues
Operating	4.2%	3.5%			3.8%	1.5%	1.4%
Total Same Store	4.0%	4.3%			4.2%	1.2%	1.3%
Expense	2.9%	4.0%			3.5%	-0.7%	3.6%
NOI
Operating	5.1%	3.1%			4.1%	3.1%	-0.3%
Total Same Store	4.9%	4.5%			4.7%	2.7%	-0.4%
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

MAA	August 4, 2011	Supplemental Data S-4

SAME STORE WITH BULK CABLE NETTED IN REVENUES Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of June 30, 2011 unless otherwise noted

		Three Months Ended June 30, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,255	$3,275	$4,980	$752.88	96.9%	94.2%	50.5%
Dallas, TX	3,418	$7,923	$3,466	$4,457	$708.41	94.9%	93.0%	49.7%
Atlanta, GA	2,943	$7,045	$2,998	$4,047	$753.28	96.8%	93.4%	52.7%
Houston, TX	2,052	$5,103	$2,371	$2,732	$796.85	95.5%	92.9%	56.6%
Nashville, TN	1,855	$4,602	$1,826	$2,776	$768.78	96.3%	94.4%	50.4%
Austin, TX	1,776	$4,351	$2,069	$2,282	$765.37	95.7%	92.1%	53.3%
Tampa, FL	1,552	$4,308	$1,738	$2,570	$856.99	97.4%	95.2%	46.5%
Raleigh/Durham, NC	1,147	$2,882	$1,047	$1,835	$798.98	97.6%	96.1%	50.8%
Phoenix, AZ	1,024	$2,393	$906	$1,487	$734.98	92.6%	89.6%	60.1%
South Florida	480	$1,917	$680	$1,237	$1,305.79	96.3%	93.4%	47.1%
Orlando, FL	288	$647	$262	$385	$719.21	96.9%	93.4%	46.2%
Subtotal	20,006	$49,426	$20,638	$28,788	$775.02	96.1%	93.5%	51.6%

Secondary Markets
Memphis, TN	3,305	$7,395	$3,163	$4,232	$724.35	97.8%	93.9%	51.3%
Columbus, GA	1,509	$3,520	$1,295	$2,225	$725.52	96.0%	95.3%	68.5%
Jackson, MS	1,241	$2,865	$1,075	$1,790	$744.94	97.2%	94.2%	61.3%
Greenville, SC	1,140	$2,097	$907	$1,190	$585.04	96.2%	92.7%	55.6%
Lexington, KY	924	$2,132	$813	$1,319	$716.21	97.7%	95.4%	53.8%
Little Rock, AR	808	$1,814	$709	$1,105	$706.30	97.3%	95.5%	47.3%
Savannah, GA	526	$1,420	$523	$897	$847.59	95.6%	93.6%	52.5%
San Antonio, TX	400	$1,057	$489	$568	$847.41	97.3%	93.0%	74.5%
All Other Secondary	10,322	$23,315	$9,628	$13,687	$707.81	96.1%	93.7%	57.8%
Subtotal	20,175	$45,615	$18,602	$27,013	$713.93	96.6%	94.0%	57.2%

Operating Same Store	40,181	$95,041	$39,240	$55,801	$744.34	96.3%	93.7%	54.4%

Revenue Straight-line Adjustment (2)		$(220)		$(220)
Total Same Store		$94,821		$55,581

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2010 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	0.0%	2.1%	2.5%	1.0%	-1.6%	2.8%	0.4%	0.5%	0.5%	2.0%
Dallas, TX	2.7%	3.4%	2.5%	7.2%	2.9%	0.6%	-1.4%	-0.6%	2.0%	3.7%
Atlanta, GA	0.2%	1.5%	3.7%	1.0%	-2.3%	1.9%	0.3%	0.9%	0.8%	1.9%
Houston, TX	2.4%	1.5%	5.8%	11.8%	-0.4%	-6.1%	1.2%	-0.1%	1.4%	2.2%
Nashville, TN	3.8%	3.2%	4.0%	2.0%	3.7%	4.0%	1.6%	-0.8%	1.2%	3.4%
Austin, TX	0.2%	3.3%	4.6%	9.5%	-3.4%	-1.8%	0.0%	-0.1%	2.2%	5.8%
Tampa, FL	1.4%	2.0%	0.1%	3.7%	2.2%	0.8%	0.3%	-0.3%	0.9%	3.9%
Raleigh/Durham, NC	1.0%	6.0%	11.3%	7.2%	-4.0%	5.4%	2.4%	2.7%	0.6%	2.2%
Phoenix, AZ	0.2%	6.2%	-12.6%	-19.8%	10.0%	32.2%	-1.2%	-1.5%	0.8%	4.5%
South Florida	-0.2%	-0.2%	3.2%	2.4%	-1.9%	-1.5%	-0.6%	-1.6%	0.9%	4.3%
Orlando, FL	-0.3%	4.2%	0.4%	5.2%	-0.8%	3.5%	0.4%	-0.7%	0.5%	3.9%
Subtotal	1.2%	2.7%	2.8%	3.5%	0.1%	2.1%	0.3%	0.1%	1.2%	3.1%

Secondary Markets
Memphis, TN	1.3%	4.9%	4.1%	0.0%	-0.7%	8.9%	0.9%	1.2%	1.3%	4.8%
Columbus, GA	1.7%	5.9%	1.5%	-1.5%	1.8%	10.8%	-0.4%	-1.2%	1.8%	5.6%
Jackson, MS	4.0%	6.5%	23.0%	4.0%	-4.8%	8.0%	2.1%	2.2%	2.9%	5.2%
Greenville, SC	-0.5%	2.0%	7.2%	5.1%	-5.7%	-0.2%	1.7%	1.1%	1.0%	3.6%
Lexington, KY	2.2%	2.2%	5.3%	0.4%	0.4%	3.3%	0.2%	1.5%	1.3%	2.3%
Little Rock, AR	1.2%	6.1%	9.9%	4.9%	-3.7%	7.0%	0.9%	1.9%	1.4%	5.7%
Savannah, GA	1.3%	0.6%	-4.0%	-0.4%	4.7%	1.2%	-0.2%	-2.1%	1.7%	4.1%
San Antonio, TX	3.7%	3.8%	11.4%	-1.0%	-2.1%	8.4%	2.3%	3.3%	0.8%	0.3%
All Other Secondary	1.4%	2.3%	3.9%	3.3%	-0.2%	1.6%	0.1%	-0.6%	1.1%	3.4%
Subtotal	1.6%	3.3%	5.1%	2.2%	-0.7%	4.2%	0.5%	0.2%	1.3%	3.9%

Operating Same Store	1.4%	3.0%	3.9%	2.9%	-0.3%	3.1%	0.3%	0.1%	1.3%	3.5%

Including revenue straight-line adjustment:
Total Same Store	1.3%	3.8%			-0.4%	4.5%

MAA	August 4, 2011	Supplemental Data S-5

SAME STORE Dollars in thousands except Effective Rent
Revenues by market are presented before the impact of straight-line adjustments. A reconciliation to total revenue is provided below.

CURRENT PERIOD ACTUALS  As of June 30, 2011, unless otherwise noted

		Three Months Ended June 30, 2011
					Average		Quarterly	Twelve
					Effective	Physical	Economic	Month
	Units	Revenue	Expense	NOI	Rent	Occupancy	Occupancy (1)	Turn Rate
Large Markets
Jacksonville, FL	3,471	$8,255	$3,275	$4,980	$752.88	96.9%	94.2%	50.5%
Dallas, TX	3,418	$8,132	$3,675	$4,457	$708.41	94.9%	93.0%	49.7%
Atlanta, GA	2,943	$7,283	$3,236	$4,047	$753.28	96.8%	93.4%	52.7%
Houston, TX	2,052	$5,295	$2,563	$2,732	$796.85	95.5%	92.9%	56.6%
Nashville, TN	1,855	$4,743	$1,967	$2,776	$768.78	96.3%	94.4%	50.4%
Austin, TX	1,776	$4,471	$2,189	$2,282	$765.37	95.7%	92.1%	53.3%
Tampa, FL	1,552	$4,433	$1,863	$2,570	$856.99	97.4%	95.2%	46.5%
Raleigh/Durham, NC	1,147	$2,972	$1,137	$1,835	$798.98	97.6%	96.1%	50.8%
Phoenix, AZ	1,024	$2,448	$961	$1,487	$734.98	92.6%	89.6%	60.1%
South Florida	480	$1,917	$680	$1,237	$1,305.79	96.3%	93.4%	47.1%
Orlando, FL	288	$647	$262	$385	$719.21	96.9%	93.4%	46.2%
Subtotal	20,006	$50,596	$21,808	$28,788	$775.02	96.1%	93.5%	51.6%

Secondary Markets
Memphis, TN	3,305	$7,726	$3,494	$4,232	$724.35	97.8%	93.9%	51.3%
Columbus, GA	1,509	$3,642	$1,417	$2,225	$725.52	96.0%	95.3%	68.5%
Jackson, MS	1,241	$2,991	$1,201	$1,790	$744.94	97.2%	94.2%	61.3%
Greenville, SC	1,140	$2,193	$1,003	$1,190	$585.04	96.2%	92.7%	55.6%
Lexington, KY	924	$2,132	$813	$1,319	$716.21	97.7%	95.4%	53.8%
Little Rock, AR	808	$1,814	$709	$1,105	$706.30	97.3%	95.5%	47.3%
Savannah, GA	526	$1,440	$543	$897	$847.59	95.6%	93.6%	52.5%
San Antonio, TX	400	$1,057	$489	$568	$847.41	97.3%	93.0%	74.5%
All Other Secondary	10,322	$23,984	$10,297	$13,687	$707.81	96.1%	93.7%	57.8%
Subtotal	20,175	$46,979	$19,966	$27,013	$713.93	96.6%	94.0%	57.2%

Operating Same Store	40,181	$97,575	$41,774	$55,801	$744.34	96.3%	93.7%	54.4%

Revenue Straight-line Adjustment (2)		$(220)		$(220)
Total Same Store		$97,355		$55,581

(1) Economic Occupancy represents Net Potential Rent less Delinquencies, Vacancies and Cash Concessions divided by Net Potential Rent.
(2) Represents the aggregate adjustment necessary to record cash concessions and certain fee revenues on a straight-line basis.

PERCENT CHANGE FROM THREE MONTHS ENDED MARCH 31, 2011 (PRIOR QUARTER) AND THREE MONTHS ENDED JUNE 30, 2011 (PRIOR YEAR)

	Revenue		Expense		NOI		Physical Occupancy		Average Effective Rent
	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior	Prior
	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year	Quarter	Year
Large Markets
Jacksonville, FL	0.0%	2.1%	2.5%	1.0%	-1.6%	2.8%	0.4%	0.5%	0.5%	2.0%
Dallas, TX	2.7%	3.6%	2.4%	7.6%	2.9%	0.6%	-1.4%	-0.6%	2.0%	3.7%
Atlanta, GA	0.3%	2.0%	3.7%	2.0%	-2.3%	1.9%	0.3%	0.9%	0.8%	1.9%
Houston, TX	2.3%	2.6%	5.4%	13.9%	-0.4%	-6.1%	1.2%	-0.1%	1.4%	2.2%
Nashville, TN	3.7%	3.2%	3.7%	2.1%	3.7%	4.0%	1.6%	-0.8%	1.2%	3.4%
Austin, TX	0.2%	3.3%	4.4%	9.1%	-3.4%	-1.8%	0.0%	-0.1%	2.2%	5.8%
Tampa, FL	1.3%	3.6%	0.1%	7.8%	2.2%	0.8%	0.3%	-0.3%	0.9%	3.9%
Raleigh/Durham, NC	1.0%	6.4%	10.4%	8.1%	-4.0%	5.4%	2.4%	2.7%	0.6%	2.2%
Phoenix, AZ	-0.1%	6.7%	-12.6%	-17.8%	10.0%	32.2%	-1.2%	-1.5%	0.8%	4.5%
South Florida	-0.2%	-0.2%	3.2%	2.4%	-1.9%	-1.5%	-0.6%	-1.6%	0.9%	4.3%
Orlando, FL	-0.3%	4.2%	0.4%	5.2%	-0.8%	3.5%	0.4%	-0.7%	0.5%	3.9%
Subtotal	1.2%	3.1%	2.7%	4.4%	0.1%	2.1%	0.3%	0.1%	1.2%	3.1%

Secondary Markets
Memphis, TN	1.3%	6.1%	3.8%	3.0%	-0.7%	8.9%	0.9%	1.2%	1.3%	4.8%
Columbus, GA	1.6%	6.0%	1.3%	-0.7%	1.8%	10.8%	-0.4%	-1.2%	1.8%	5.6%
Jackson, MS	4.0%	6.3%	20.6%	3.7%	-4.8%	8.0%	2.1%	2.2%	2.9%	5.2%
Greenville, SC	-0.3%	2.1%	6.9%	4.9%	-5.7%	-0.2%	1.7%	1.1%	1.0%	3.6%
Lexington, KY	2.2%	2.2%	5.3%	0.4%	0.4%	3.3%	0.2%	1.5%	1.3%	2.3%
Little Rock, AR	1.1%	6.1%	9.8%	4.9%	-3.7%	7.0%	0.9%	1.9%	1.4%	5.7%
Savannah, GA	1.2%	0.6%	-4.1%	-0.5%	4.7%	1.2%	-0.2%	-2.1%	1.7%	4.1%
San Antonio, TX	3.7%	3.8%	11.4%	-1.0%	-2.1%	8.4%	2.3%	3.3%	0.8%	0.3%
All Other Secondary	1.3%	3.0%	3.5%	4.9%	-0.2%	1.6%	0.1%	-0.6%	1.1%	3.4%
Subtotal	1.5%	3.9%	4.7%	3.6%	-0.7%	4.2%	0.5%	0.2%	1.3%	3.9%

Operating Same Store	1.4%	3.5%	3.6%	4.0%	-0.3%	3.1%	0.3%	0.1%	1.3%	3.5%

Including revenue straight-line adjustment:
Total Same Store	1.3%	4.3%			-0.4%	4.5%

MAA	August 4, 2011	Supplemental Data S-6

NOI BRIDGE (Dollars in thousands)

	Three Months Ended			Six Months Ended
	Jun 30, 2011	Mar 31, 2011	Jun 30, 2010	Jun 30, 2011	Jun 30, 2010
NOI
Large market same store	$28,684	$28,662	$27,672	$57,346	$55,080
Secondary market same store	26,897	27,167	25,531	54,064	51,361
Total same store	55,581	55,829	53,203	111,410	106,441
Non-same store	7,385	5,686	2,891	13,071	5,430
Total NOI	62,966	61,515	56,094	124,481	111,871
Held for sale NOI included above	(153)	(202)	(228)	(355)	(436)
Management fee income	263	223	155	486	291
Depreciation	(28,021)	(27,608)	(24,811)	(55,629)	(49,761)
Acquisition expense	(1,520)	(219)	(486)	(1,739)	(462)
Property management expense	(5,194)	(5,144)	(4,479)	(10,338)	(8,756)
General and administrative expense	(5,439)	(4,610)	(3,110)	(10,049)	(5,921)
Interest and other non-property income	114	235	86	349	401
Interest expense	(14,149)	(13,979)	(13,982)	(28,128)	(27,863)
Loss on debt extinguishment	(48)	-	-	(48)	-
Amortization of deferred financing costs	(707)	(715)	(648)	(1,422)	(1,243)
Asset impairment	-	-	(1,590)	-	(1,590)
Net casualty (loss) gain and other settlement proceeds	(265)	(141)	102	(406)	258
Loss on sale of non-depreciable assets	-	(6)	-	(6)	-
Gains on properties contributed to joint ventures	-	-	-	-	371
Loss from real estate joint ventures	(178)	(245)	(298)	(423)	(574)
Discontinued operations	11	51	83	62	151
Net income attributable to noncontrolling interests	(252)	(311)	(228)	(563)	(665)
Net income attributable to MAA	$7,428	$8,844	$6,660	$16,272	$16,072

OPERATING RESULTS (Dollars and shares in thousands except per share data)

	Three Months
	Ended
	June 30		Trailing
	2011		4 Quarters
Net income attributable to MAA	$7,428		$29,961
Depreciation	28,021		109,402
Interest expense	14,149		56,218
Loss on debt extinguishment	48		48
Amortization of deferred financing costs	707		2,806
Net casualty loss (gain) and other settlement proceeds	265		334
Gain on sale of non-depreciable assets	-		6
Loss (gain) on properties contributed to joint ventures	-		(381)
Net loss on insurance and other settlement
proceeds of discontinued operations	-		7
Depreciation of discontinued operations	134		535
EBITDA	$50,752		$198,936

	Three Months Ended
	June 30
	2011		2010
EBITDA/Debt Service	3.36	x	3.19	x
Fixed Charge Coverage (1)	3.59	x	2.76	x
Total Debt as % of Total Gross Assets	47%		48%

(1) Fixed charge coverage represents EBITDA divided by interest expense and preferred dividends.

MAA	August 4, 2011	Supplemental Data S-7

DEBT AS OF JUNE 30, 2011
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES

		Average Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Conventional - Fixed Rate or Swapped	$1,038,756	4.5	5.1%
Tax-free - Fixed Rate or Swapped	28,515	7.4	4.7%
Conventional - Variable Rate - Capped (1)	197,936	4.9	0.8%
Tax-free - Variable Rate - Capped (1)	72,715	1.7	0.9%
Total Fixed or Hedged Rate Maturity	1,337,922	4.5	4.2%
Conventional - Variable Rate (2)	198,012	0.2	1.0%
Total Interest Rate Maturity	$1,535,934	3.9	3.8%
(1) The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps and 5.4% of SIFMA for tax-free caps.
(2) Includes a $15 million mortgage with an imbedded cap at a 7% all-in interest rate.

SUMMARY OF OUTSTANDING BALANCES

			Amount Outstanding
				Average Years
	Line	Amount		to Contract
	Limit	Collateralized	Borrowed	Maturity
Fannie Mae Credit Facilities	$1,044,429	$1,044,429	$954,833	4.9
Freddie Mac Credit Facilities	200,000	198,247	198,247	3.0
Regions Credit Facility	50,000	48,827	2,183	0.8
Other Borrowings	380,671	380,671	380,671	9.1
Total Debt	$1,675,100	$1,672,174	$1,535,934	5.7

TOTAL BORROWING CAPACITY CONTRACT MATURITIES

	Credit Facility Line Limits
Maturity	Fannie Mae	Freddie Mac	Regions	Other	Total
2011	$80,000	$-	$-	$-	$80,000
2012	80,000	-	50,000	-	130,000
2013	203,193	-	-	-	203,193
2014	229,721	200,000	-	17,375	447,096
2015	120,000	-	-	51,879	171,879
2016	80,000			-	80,000
Thereafter	251,515	-	-	311,417	562,932
Total	$1,044,429	$200,000	$50,000	$380,671	$1,675,100

SWAPS AND FIXED RATE MATURITIES

	Swap Balances				Total
		SIFMA	Fannie Mae	Fixed Rate		Contract
	LIBOR	(formerly BMA)	Facility	Balances	Balance	Rate
2011	$75,000	$-	$-	$-	$75,000	4.9%
2012	150,000	17,800	-	-	167,800	5.1%
2013	190,000	-	-	-	190,000	5.2%
2014	144,000	-	-	17,375	161,375	5.7%
2015	75,000	-	-	36,679	111,679	5.6%
2016	-	-	-	-	-	-
Thereafter	-	-	50,000	311,417	361,417	4.8%
Total	$634,000	$17,800	$50,000	$365,471	$1,067,271	5.2%